                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 3


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 10, 2001


                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Maryland
                            (STATE OF INCORPORATION)

                 1-13199                                 13-3956775
        (COMMISSION FILE NUMBER)                  (IRS EMPLOYER ID. NUMBER)


                                                            10170
                       420 Lexington Avenue               (ZIP CODE)
                        New York, New York
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                          (212) 594-2700
       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant hereby amends its Current Report on Form 8-K dated January 10, 2001 (filed with the Securities and Exchange Commission on January 25, 2001)(the "Original 8-K"), Form 8-K/A No. 1 to the Original 8-K (filed with the Securities and Exchange Commission on March 26, 2001) and Form 8-K/A No. 2 (filed with the Securities and Exchange Commission on March 27, 2001 and incorrectly referred to as Form 8-K/A No.1 in such filing) to provide the financial statements and pro forma financial information of One Park Avenue, New York, New York (the "Property"). This Form 8-K/A No. 3 is intended to provide clarification of the information contained in the prior Form 8-K, filed March 27, 2001.

      The Form 8-K/A No. 2 adjusted a miscalculation for straight line rent within the "Pro Forma Adjustments" to the Company' Pro Forma Rental Revenue. Such adjustment should have been $900,000 and the Pro Forma Rental Revenue should have been $214,911,000. This change results in Pro Forma Net Income per share of $3.12 ($2.92 on a diluted basis).







                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SL GREEN REALTY CORP.





                                    By:  /s/ Thomas E. Wirth
                                         -------------------
                                         Thomas E. Wirth,
                                         Chief Financial Officer



Date:  March 29, 2001


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